UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2008

Veritec, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-15113	95-3954373
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2445 Winnetka Avenue North, Golden Valley, MN	55427
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (763) 253-2670

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 23, 2008, Veritec, Inc. received Gerald Fors’ resignation as the Chief Financial Officer of Veritec, Inc., effective August 15, 2008.

Item 8.01. Other Events

On July 24, 2008, Theresa Sullivan accepted the position of General Manager for Veritec, Inc., effective August 11, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2008

By: /s/ Van Thuy Tran
Its Chief Executive Officer